Exhibit 10.87

JPMorgan Chase Bank, National Association

P.O. Box 161

60 Victoria Embankment

London EC4Y 0JP

England

August 30, 2010

To: Gilead Sciences, Inc.

333 Lakeside Drive

Foster City, California 94404

Attention:	Treasurer
Telephone No.:	(650) 522-5727
Facsimile No.:	(650) 522-3000

Re: Base Call Option Transaction (2014)

1.        Reference is made to the letter agreement Re: Base Call Option Transaction (2014) dated July 26, 2010 and entered into between into between JPMorgan Chase Bank, National Association, London Branch (“Dealer”) and Gilead Sciences, Inc. (“Counterparty”) (the “Confirmation”). Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Confirmation.

2.        Whereas the Confirmation defined the Free Convertibility Date as April 1, 2014, but Counterparty and Dealer wish to define the Free Convertibility Date as February 1, 2014;

3.        Now, therefore, each of Counterparty and Dealer do hereby agree that:

a.        the definition of the Free Convertibility Date in the Confirmation is hereby replaced in its entirety by February 1, 2014;

b.        (i) J.P. Morgan Securities Inc., an affiliate of Dealer (“JPMSI”), has acted solely as agent and not as principal with respect to the Transaction and (ii) JPMSI has no obligation or liability, by way of guaranty, endorsement or otherwise, in any manner in respect of the Transaction (including, if applicable, in respect of the settlement thereof);

c.        each of Counterparty and Dealer will look solely to the other party (or any guarantor in respect thereof) for performance of such other party’s obligations under the Transaction; and

d.        this agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

[Signature Page to Follow]

Very truly yours,

J.P. Morgan Securities Inc., as agent for JPMorgan Chase Bank, National Association

By:	/s/ Jason M. Wood
Authorized Signatory

Name:	Jason M. Wood
Managing Director

Accepted and confirmed:

Gilead Sciences, Inc.

By:	/s/ Brett A. Pletcher
Name:	Brett A. Pletcher
Title:	Vice President and General Counsel